Investor Presentation
September 07

Safe Harbor Statement
 This presentation may contain forward-looking statements that are covered under the provisions of Section 27A of the Securities
 Act of 1933 regarding Safe Harbor statements. Forward-looking statements may involve revenue, income and other business
 activities of Rick's Cabaret. Actual results could differ materially from those projected in the forward-looking statements as a result of many factors, including but not limited to the risks associated with operating an adult business, our ability to complete the acquisitions of new business units, business
 climates in New York City and elsewhere, the success or lack thereof in building the company's business in New York City and elsewhere, and numerous other factors. Under provisions of the
 Safe Harbor section, the company is under no obligation to
 correct, update or amend oral statements. Definitive information about the company is presented on the company's Website,
 www.ricks.com, and in filings made to the SEC, which are also available on the Website.

$35
$30
$25
$20
$15
$10
$5
$
32.8% CAGR '02-'06
$13.9
$14.8
$24.5
$29.3
FY04
FY05
FY06
LTM

6/30/07
Company Profile
● Rick's Cabaret Intl. Inc. operates upscale adult
 entertainment nightclubs offering live
 entertainment as well as food and drinks
● LTM revenue split
● Alcoholic beverages 37%
● Food & merchandise 10%
● Service revenues 47%
● Internet & other 6%
● Headquarters in Houston, TX
● Operates 14 clubs in TX, MN, NC, and NY,
 licenses clubs in Louisiana and Argentina
● Operates adult web sites: naughtybids.com,
 xxxpasssword.com and CouplesTouch.com
Overview
Sales Growth
(mm)

Company History
●  Rick's founded in 1983
        in Houston
●  Listed on NASDAQ in
 1995
●  Eric Langan appointed
 CEO in 1999
●  Company begins its
 nation wide expansion
 program
Development
Expansion
2004-2006
2007-
1983-2003
●  Positioned for future
 growth
●  Building national
 presence
●  Moves up to NASDAQ
 Global Market
●  Industry consolidator,
 similar to Casino model
●  Acquiring up-and-
        running clubs that
        are quickly accretive
●  Implemented proprietary
 cash management and
 control systems
●  Acquired and
 successfully integrated
 NYC and North Carolina
 clubs
●  Acquired 4 clubs in 2006
●  Focused on transparency,
 quality, and compliance
●  Brand development
Repositioning

Investment Highlights
● Large, fragmented and rapidly growing industry
● $2Bn in 2006*, 10% y-o-y growth, stable demand and
    universal appeal
● Proven business model with focus on core competencies
● Large real estate portfolio
● Key business licenses in NYC and other cities
● Strong financial performance
● Strong cash flow generation
● Organic growth up to 10% in 2006
● Experienced management team with proven track record
* Source: AVN Media Network 2006

Management Team
• President, owner, and certified public accountant of Pringle Jenkins &
 Associates, P.C.
Director
Steven L. Jenkins
• CFO of CDT Systems, Inc. [CDTN], Audit Partner, KPMG
• 30+ years of experience in financial management and audit services
• IT executive, Director of Internet Division
Chief Financial Officer
VP/Director
Phillip K. Marshall
Travis Reese
Relevant experience
Title
Name
• Former Executive Vice President Thomson Financial/Banking
• Journalist and publisher; member of NIRI.
Investor & Media Relations

Alan Priaulx
• Noted First Amendment Attorney
• Former President First Amendment Lawyers Assn.
Director
Luke Lirot
• Founded Rick's in 1983; CEO until 1999
• Licensed solicitor in UK and member of the bar in New York State
• Chief Operating Officer, Eagle Securities
Founder/Director
Director
Robert L. Watters
Alan Bergstrom
• 20 years business and industry experience
• Member of the Board of Directors of Adult Club Executives (ACE), the
 major trade organization for this industry
• Successfully started and developed businesses prior to Rick's
President and CEO
Eric Langan

Novelties, 13%
Mobile, 0%
Video Sales & Rentals, 28%
Dance Clubs, 15%
Magazines, 7%
Internet, 22%
Cable/PPV, 14%

Favorable Trends
2006 Adult Industry Segments
Large & Growing Industry
● In 2006, $13Bn large, growing
 non-cyclical industry
● Stable demand, universal appeal
● US consumer more accepting,
 interested in adult entertainment
● $2Bn adult club revenues
● Clubs segment is fragmented with no
 clear leader - yet
Stable Demand Going Forward
Source: AVN Media Network, 2006
Total $ 13Bn

Other Revenues, 3%
Internet Revenues, 3%
Alcoholic Beverages, 37%
Service Revenues, 47%
Food & Merchandise, 10%

Revenue Model
● Financial controls with our proprietary
 cash management system
● Multiple revenue streams
● Growing brand awareness
● Maintaining quality control enhances
 brand & corporate value
● Quality customer service builds loyalty,
 assures repeat business
Rick's Revenue by Segment
LTM 6/30/07
Business Model
Total $ 29mm

Strategy
● Focus on core competency - become #1 club in each
 market
● Increase operating efficiency & raise gross margins
● Transparency, security, and rigorous cash control
● Build brand awareness/equity
● Maintain lean operating system
● Major metro areas: high business traffic /
 conventions / tourism / pro sports
● Purchase at 3-5 times earnings
● Immediately accretive with no ramp up period
● Use combination cash-debt-stock
● Robust pipeline of potential targets
Organic
 Growth
Acquisition
 Growth

($ in thousands)	6/30/2005 LTM	6/30/2006 LTM	6/30/2007 LTM
Sales	$13,716	$22,470	$29,382
EBIT	780	2,623	2,974
EBITDA	1,299	3,531	4,458
Net Income-continuing operations	446	1,607	1,762
EPS-diluted	$0.12	$0.33	$0.31
Debt	$12,840	$12,316	$14,895
Debt/EBITDA	9.9x	3.5x	3.3x

Impact of Acquisition of NY Club
● On January '05, Rick's acquired
 Paradise Club for $7.6 mm (3.2x Rev),
 a prime Midtown Manhattan location
 with grandfathered licence
● Financed with $2.5 mm cash and $5.1
 mm seller notes convertible into
 shares of restricted common at a
 range of $4.00 and $7.50 per share
● Rebranded as Rick's Cabaret
● Since the acquisition total sales grew at
       34.1% annually
● Immediate implementation of Rick's
 proprietary cash controls, service
      quality controls, security &
      transparency measures
Transaction Overview
Financial Performance
Source: Company Filings and Capital IQ.

($ in thousands)	FY04	FY05	FY06	06/30/07 LTM
Sales	$13,858	$14,824	$24,487	$29,382
Year over Year Growth	-	*7.0%*	*65.2%*	-
EBIT	1,395	299	2,991	2,974
EBITDA	1,874	890	4,041	4,458
Net Income-continuing operations	1,124	(215)	1,753	1,762
EPS-diluted	$0.30	($0.05)	$0.35	$0.31
Cash	$275	$480	$855	$2,179
Debt	3,694	13,247	13,921	14,895
Shareholders Equity	8,146	8,900	13,908	22,631
Debt/EBITDA	2.0x	NM	3.4x	3.3x

Income Growth
● Organic Growth avg 10%
● Acquisition growth avg 22%
● Beat 2Q and 3Q '07 estimates
● Strong cash flow generation
● Signed LOI with Philadelphia club
Financial Performance
Recent Factors

(Figures in thousands)	6/30/07 3Q07	9/30/06 FY06
Assets		
Cash and Cash Equivalents	$2,198.8	$877.2
Accounts Receivable	727.4	378.9
Inventories	368.1	291.6
Prepaid Expenses & Other Cur. Assets	465.0	140.4
Total Current Assets	3,759.3	1,688.2
Property, Plant and Equipment	21,254.0	17,423.8
Other Assets	16,718.3	11,490.9
Total Assets	$41,731.6	$30,602.9
Liabilities		
Accounts Payable	$704.7	$555.0
Accrued Liabilities	1,258.5	1,119.0
Current Portion of Long-Term Debt	4,588.6	2,278.3
Total Current Liabilities	6,551.9	3,952.3
Other Long-Term Liabilities	477.3	299.7
Long Term Debt, Less Current Portion	8,225.9	10,255.5
Long Term Debt, Related Parties	2,080.5	1,386.9
Total Liabilities	$17,335.5	$15,894.4
Commitments & Contingencies	0.0	0.0
Minority Interest	315.4	0.0
Temporary Equity	1,450.0	800.0
Total Shareholders' Equity	22,630.7	13,908.5
Total Liabilities and Shareholders' Equity	$41,731.6	$30,602.9

Strong Balance Sheet
● Solid positioning as an industry
 consolidator
● Real property holdings provide
 long-term protection
● Equity growth
Balance Sheet
Comments

Concerns and Responses
● Legal environment raises questions
● Industry "stigma" limits access to capital
● Liquidity
● Economies of scale difficult
● Theft and losses
● Strict zoning and other regulations actually
      enhance our competitive position
● Grandfathered licenses
● "Stigma" no longer an issue in key capital markets
● National & regional buying leverage, corporate
 expenses decline as cost percentage
● Supervision, control and transparency
Concerns
Responses

Investment Highlights
● Large, fragmented and rapidly growing industry
● $2Bn in 2006*, 10% y-o-y growth, stable demand and
    universal appeal
● Proven business model with focus on core competencies
● Large real estate portfolio
● Key business licenses in NYC and other cities
● Strong financial performance
● Strong cash flow generation
● Organic growth up to 10% in 2006
● Experienced management team with proven track record
* Source: AVN Media Network 2006